Prospectus supplement dated March 11, 2022
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation of the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II (the "Fund") that was communicated in the October 13, 2021 supplement and postponed in the November 3, 2021 supplement will now take place on or about April 27, 2022 (the "Liquidation Date").
From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for the purposes of transfer limitations that would otherwise be applicable.
On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
After the Liquidation Date, any and all references in the prospectus to the Fund are deleted.
PROS-0650
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